EXHIBIT 99.C1.A

                                    Exhibit 9

                          Consent of Ernst & Young LLP

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1998, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio included in Post-Effective Amendment No. 16 to the Registration Statement (Form S-6 No. 33-31140) and related Prospectuses of WRL Series Life Account.



                                                               ERNST & YOUNG LLP


Des Moines, Iowa
April 17, 1998